FormulaFolios US Equity Fund

(the “Fund”)

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

Supplement dated September 24, 2020 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2020

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Effective October 2, 2020, Derek Prusa will no longer serve as a portfolio manager for the Fund. Accordingly, all references to Derek Prusa in the Prospectus and SAI are deleted.

Effective October 2, 2020, Mark DiOrio will begin to serve as a portfolio manager of the Fund.

In the summary section of the Prospectus, under the heading “Portfolio Manager,” the heading and table is deleted and replaced with the following:

Portfolio Managers. The following members of the Adviser’s Investment Committee (the “Investment Committee”) are responsible for the day-to-day management of the Fund:

Portfolio Managers	Primary Title	With the Portfolio Since:

Jason Wenk	President/Chief Investment Strategist/Member of the Investment Committee	November 2015
Mark DiOrio	Chief Investment Officer/Member of the Investment Committee	October 2020

The following replaces the disclosure under the “Portfolio Manager” section of the Statutory Prospectus and on page B-17 of the SAI:

Jason Wenk. Mr. Wenk is the founder and Chief Investment Strategist of the Adviser. Prior to founding the Adviser, Mr. Wenk also founded Retirement Wealth Advisors Inc. He started his career in 2000 at Morgan Stanley, where he worked for 2 years prior to the founding of his own firms. Mr. Wenk’s research has been highly regarded and often featured in industry publications such as The Wall Street Journal, Institutional Investor, Forbes, and Investment News. His blog, www.JasonWenk.com is one of the most read finance blogs in the United States with over 10,000 professional and individual investor subscribers.

Mark DiOrio. Mr. DiOrio joined Brookstone Capital Management LLC (“BCM”) as the Chief Investment Officer in 2015 and led the Investment Committee of BCM. Following the merger of BCM and FormulaFolio Investments, LLC, Mark DiOrio serves as Chief Investment Officer of the Adviser and has served as the Fund’s portfolio manager since September 2020. Prior to joining BCM, he was responsible for launching and managing a boutique investment subsidiary of a publicly traded regional bank holding company. While there, Mr. DiOrio ran a global tactical asset allocation strategy and accumulated an 8 year GIPS® compliant track record. Mr. DiOrio has nearly 20 years of investment industry experience, including 10 years of multi-asset class portfolio management. Mr. DiOrio received his MBA from Benedictine University, his BA from Eastern Illinois University and is a Chartered Financial Analyst (CFA). He is a member of the CFA Institute and CFA Society of Chicago.

In the SAI, under the heading, “Management of the Fund—Portfolio Manager,” the tables under the sub-headings “Other Accounts Managed by the Portfolio Manager” and “Portfolio Manager Ownership of the Fund” are replaced with the following:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Managers of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of August 31, 2020.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Jason Wenk	1	$2,853,046	0	0	25,079	$3,175,650

Mark DiOrio	0	$0	0	0	35,684	$3,133,000

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of August 31, 2020:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Jason Wenk	$0
Mark DiOrio	$0

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-907-3233.